SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 9, 2009

Urigen Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Maiden Lane, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 781-0350

(Former name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities

Urigen Pharmaceuticals, Inc. (the “Company” or “Urigen”) entered into a Note Purchase Agreement dated as of January 9, 2009 (the “Purchase Agreement”) with Platinum-Montaur Life Science, LLC (“Platinum” or the “Holder”) for the sale of 10% senior secured convertible promissory notes in the aggregate principal amount of $257,000 (the “Note”). The Note matures on October 9, 2009. Interest at the rate of 10% per annum is payable quarterly commencing April 1, 2009 and on the maturity date. Interest is payable at the option of the Company, in cash or in registered shares of the Company’s stock under certain conditions. However, the Company may not issue shares toward the payment of interest in excess of 20% of the aggregate dollar trading volume of the Company’s stock over the 20 consecutive trading days immediately prior to the interest payment date.

The Note is convertible into shares of the Company’s common stock at price of $0.10.

Pursuant to the terms of the Note, events of default include, but are not limited to: (i) failure to pay principal or any payments due under the Note or to timely deliver any shares of common stock upon conversion of the Note or any interest, (ii) failure to comply with any covenant or agreement contained in the Note, the Purchase Agreement or any other document executed in connection with the Purchase Agreement, (iii) suspension of listing or failure to be listed on at least the OTC Bulletin Board, the AMEX, the Nasdaq Capital Markers, the Nasdaq Global Market, the Nasdaq Global Select Market or the NYSE for a period of 5 consecutive trading days, (iii) the Company’s notice to the Holder of its inability to comply or its intention not to comply with requests for conversion of the Note into shares of the Company’s common stock, (iv) failure of the Company to instruct its transfer agent to remove any legends from shares eligible to be sold under Rule 144 and issued such clean stock certificates within 3 business days of the Holder’s request, (v) the Company shall apply for or consent to the appointment of or the taking of possession by a receive, custodian, trustee or liquidator or makes a general assignment for the benefit of its creditors or commences a voluntary case of bankruptcy, files a petition seeking protection of bankruptcy, insolvency, moratorium, reorganization or other similar law, acquiesces in the filing of a petition against it in an involuntary case under the United States Bankruptcy Code, issues a notice of bankruptcy or winding down of its operations or issues a press release regarding same.

In addition to the foregoing:

•
The Company granted to Platinum the right to subscribe for an additional amount of securities of the Company in any subsequent financing conducted by the Company for the period commencing on the closing through the date the Note is repaid. In addition, if the Company enters into any Subsequent Financing on terms more favorable than the terms of the Note then the Holder has the option to exchange the Note together with accrued and unpaid interest for the securities to be issued in the Subsequent Financing.

•
The Company agreed not to issue any Variable Equity Securities, as such term is defined in the Purchase Agreement, unless the Company receives the prior written approval of Platinum. Variable Equity Securities includes, but is not limited to, (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive addition share of common stock, (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required to or has the option to make such amortization payment in shares of common stock, or (C) any equity line transaction.

•	The Company granted Platinum piggy-back registration rights in connection with the shares of common stock issuable upon conversion of the Note.
•	The Company has agreed to reserve 120% of the number of shares into with the Note is convertible.
•
As security for the payment of the Note the Company and its wholly owned subsidiary, Urigen, N.A., Inc. (“Urigen N.A.”) entered into security agreement and Patent, Trademark and Copyright Security Agreement pursuant to which they pledged all of their assets. In addition, Urigen N.A. executed a Guaranty guaranteeing the obligations of the Company under the Purchase Agreement.

•
The terms of the Note provide that it may not be converted if such exercise would result in the Holder having beneficial ownership of more than 4.99% of the Company’s outstanding common stock; provided that the Holder may waive this provision upon 61 days notice; and provided further that such ownership limitation may not exceed 9.9%.

•
In the event that the Company issues or sells any additional shares of common stock or any rights or warrants or options to purchase shares at a price that is less than the conversion price, then the conversion price shall be adjusted to the lower price at which such additional shares were issued or sold. The Company will not be required to make any adjustment to the conversion price in connection with (A) issuances of shares of Common Stock or options to its employees, officers or directors pursuant to any existing stock or option plan, (B) securities issued pursuant to acquisitions or strategic transactions or (C)  issuances of securities upon the exercise or exchange of or conversion of the Note and other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding as of the date of the Purchase Agreement.

•
In the event of a default as described in the Note, the Holder shall have the right to require the Company to repay in cash all or a portion of the Note plus all accrued but unpaid interest at a price of 110% of the aggregate principal amount of the Note plus all accrued and unpaid interest.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 12, 2009, Urigen issued a press release concerning the foregoing. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Note Purchase Agreement dated January 9, 2009 by and between Urigen Pharmaceuticals, Inc. and Platinum-Montaur Life Sciences, LLC
10.2	Senior Secured Convertible Promissory Note dated January 9, 2009.
10.3	Security Agreement dated January 9, 2009, among Urigen Pharmaceuticals, Inc., Urigen N.A., Inc. and Platinum-Montaur Life Sciences, LLC
10.4	The Patent, Trademark and Copyright Security Agreement among Urigen Pharmaceuticals, Inc., Urigen N.A., Inc. and Platinum-Montaur Life Sciences, LLC
10.5	The Guaranty by Urigen N.A. in favor of Platinum-Montaur Life Sciences, LLC
99.1	Press Release dated January 12, 2009

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Urigen Pharmaceuticals, Inc.

Date: January 15, 2009	By:	/s/ William J. Garner
William J. Garner, MD
President and Chief Executive Officer

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